Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2018
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information	Supplemental Cash Flow Information
The following table provides information regarding the net changes in components of operating assets and liabilities:

	Year Ended December 31,
	2018	2017	2016
(Increase) decrease in:
Accounts receivable	$130,573	$(140,948)	$(9,859)
Inventories	20,963	49,055	(54,361)
Deferred charges	(5,826)	(3,622)	(3,902)
Other current assets	9,337	(410)	3,059
Increase (decrease) in:
Accounts payable	(130,991)	97,569	(17,426)
Accrued liabilities	(26,208)	8,512	(8,161)
Net changes in components of operating assets and liabilities	$(2,152)	$10,156	$(90,650)

Payments of interest and commitment fees were $228.3 million, $168.3 million and $157.4 million during the years ended December 31, 2018, 2017 and 2016, respectively. We capitalized interest of $3.4 million, $15.0 million and $26.6 million during the years ended December 31, 2018, 2017 and 2016.
During the years ended December 31, 2018, 2017 and 2016, we paid taxes of $0.2 million, $1.0 million and $1.3 million.
At December 31, 2018, 2017 and 2016, we had incurred liabilities for fixed and intangible asset additions totaling $9.4 million, $39.7 million and $33.7 million, respectively, which had not been paid at the end of the year. Therefore, these amounts were not included in the caption “Payments to acquire fixed and intangible assets” under Cash Flows from Investing Activities in the Consolidated Statements of Cash Flows.